                                                                    EXHIBIT 99.1

                     MARTIN MIDSTREAM PARTNERS L.P. REPORTS
                           THIRD QUARTER 2002 RESULTS
                                       AND
                      COMPLETION OF INITIAL PUBLIC OFFERING

         KILGORE, Texas, December 12, 2002 /PRNewswire-FirstCall via COMTEX/ -- Martin Midstream Partners L.P. (Nasdaq: MMLP), which recently consummated its initial public offering on November 6, 2002, announced today its results of operations for the third quarter ended September 30, 2002.

         MMLP's reported net income for the third quarter of 2002 of $749,000, on revenues of $33.0 million, compared to net income of $612,000, on revenues of $31.3 million, for the third quarter of 2001. Net income for the nine months ended September 30, 2002 was $3.1 million, on revenues of $101.3 million, compared to net income of $4.1 million, on revenues of $129.9 million, for the nine months ended September 30, 2001.

         Since the Company' initial public offering was not completed until after the close of its third quarter period, it is not reporting earnings per common unit. Commencing with the Company's Annual Report on Form 10-K that will be filed with the Securities and Exchange Commission on or before March 31, 2003, earnings per common unit will be reported.

         Attached to this press release are MMLP's Combined Condensed Balance Sheets at September 30, 2002 and December 31, 2001 and its Combined Condensed Statements of Operations and Owner's Equity for the three months and nine months ended September 30, 2002 and 2001. These financial statements should be read in conjunction with the information contained in the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission.

         On November 6, 2002, Martin Midstream Partners completed its initial public offering of 2,900,000 common units, representing limited partnership interests, at a price of $19.00 per common unit. Total proceeds from the sale were $55.1 million, before offering costs and underwriting commissions. Concurrent with the closing of the initial public offering, MMLP entered into a syndicated term loan and revolving credit facility led by Royal Bank of Canada. This facility includes a three year $35.0 million revolving line of credit and a three year $25.0 million term loan secured by substantially all of the Company's assets. On November 6, 2002, the Company borrowed $25.0 million under the term loan and $12.2 million under the revolving line of credit.

         Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said "We are pleased to have completed our initial public offering under very difficult capital market conditions. Our portfolio of midstream assets is important to the energy infrastructure of the Gulf Coast and we look forward to serving our markets in 2003."


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         Based on current operating conditions, MMLP anticipates that it will fully pay its first minimum quarterly distribution of $0.50 per unit (pro rata for the period November 6 through December 31, 2002, or $0.3077 per unit) to its common and subordinated unitholders in February 2003. In addition, based on current operating conditions, MMLP anticipates that it will fully pay all minimum quarterly distributions of $0.50 per unit to its common and subordinated unitholders for all quarterly periods through September 30, 2003.

Conference Call

         A teleconference to review the third quarter's results will be held on Friday, December 13, 2002, at 8:00 a.m. Central Time. The conference call can be accessed by phone by calling (877) 407-8035. An audio replay of the conference call will be available by calling (877) 660-6853 from 10:00 a.m. Central Time on December 13, 2002 through 10:59 p.m. Central Time on December 20, 2002. The access codes for the live call and the audio replay are as follows: Account No. 1628; Conference ID No. 50347. The audio replay of the conference call will also be archived on the Internet at http://www.martinmidstream.com.

About Martin Midstream Partners

         Martin Midstream Partners provides marine transportation, terminalling, distribution and midstream logistical services for producers and suppliers of hydrocarbon products and by-products, specialty chemicals and other liquids. The Company also manufactures and markets sulfur-based fertilizers and related products and owns an unconsolidated non-controlling 49.5% limited partnership interest in CF Martin Sulphur L.P., which operates a sulfur storage and transportation business. MMLP operates primarily in the Gulf Coast region of the United States.

         Additional information concerning the Company is available via the worldwide web at http://www.martinmidstream.com.

Forward-Looking Statements

         Statements about Martin Midstream Partners' outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, that could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. Such factors are discussed in "Risks Related to our Business" in MMLP's quarterly report on Form 10-Q for the quarter ended September 30, 2002, filed with the Securities and Exchange Commission on December 12, 2002. These factors include, but are not limited to: adverse weather conditions; reliance on its interest in CF Martin Sulphur L.P.; the incurrence of material liabilities that are not fully covered by insurance; the price volatility and the supply availability of hydrocarbon products and by-products; restrictions in its debt agreements; the prospects for future acquisitions and its ability to make future acquisitions; the performance of recently acquired businesses; the seasonality of its business; the competition in the industry; changes in regulations on the federal, state and local level that are applicable to its business; the cost of attracting and retaining highly skilled personnel; the loss of significant commercial relationships with MRMC; interruption in operations at its facilities; federal regulations applicable to its marine vessels and regulations effecting the domestic tank vessel industry; cost reimbursements it is required to pay to MRMC; conflicts of interest and competition with MRMC; the decisions made by and the control of its general partner; and a decision by the IRS to treat MMLP as a corporation. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

Contacts:

Robert D. Bondurant, Executive Vice President and Chief Financial Officer (903) 983-6200

                        COMBINED CONDENSED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                             SEPTEMBER 30,
                                                                                2002        DECEMBER 31,
                                                                             (UNAUDITED)       2001
                                                                             -------------  -----------

                                 ASSETS
Cash .....................................................................   $       125    $        62
Accounts and other receivables, less allowance for doubtful accounts of
     $410 and $355 .......................................................        16,096         14,669
Product exchange receivables .............................................           584            356
Inventories ..............................................................        18,794         13,601
Other current assets .....................................................           262            137
                                                                             -----------    -----------
     Total current assets ................................................        35,861         28,825
                                                                             -----------    -----------

Property, plant, and equipment, at cost ..................................        85,815         85,409
Accumulated depreciation .................................................       (30,180)       (28,335)
                                                                             -----------    -----------
     Property, plant and equipment, net ..................................        55,635         57,074
                                                                             -----------    -----------

Goodwill .................................................................         2,922          2,922
Other assets, net ........................................................           950            132
                                                                             -----------    -----------
                                                                             $    95,368    $    88,953
                                                                             ===========    ===========
                     LIABILITIES AND OWNER'S EQUITY
Current installments of long-term debt ...................................   $     1,007    $       970
Trade and other accounts payable .........................................        11,458          8,853
Product exchange payables ................................................         6,345          4,109
Other accrued liabilities ................................................         1,130            862
                                                                             -----------    -----------
     Total current liabilities ...........................................        19,940         14,794
                                                                             -----------    -----------

Long-term debt, net of current installments ..............................         7,168          7,845
Due to affiliates ........................................................        34,795         36,796
Deferred income taxes ....................................................        11,588          9,319
Other liabilities ........................................................            --          1,441
                                                                             -----------    -----------
     Total liabilities ...................................................        73,491         70,195
                                                                             -----------    -----------

Owner's equity ...........................................................        21,877         18,758
Commitments and contingencies ............................................
                                                                             -----------    -----------
                                                                             $    95,368    $    88,953
                                                                             ===========    ===========

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission.

         COMBINED CONDENSED STATEMENTS OF OPERATIONS AND OWNER'S EQUITY
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                         THREE MONTHS ENDED              NINE MONTHS ENDED
                                                             SEPTEMBER 30,                  SEPTEMBER 30,
                                                     ----------------------------    ----------------------------
                                                       2002              2001              2002             2001
                                                     ------------    ------------    ------------    ------------

Revenues:
     Marine transportation .......................   $      6,176    $      6,104    $     17,827    $     22,443
     Terminalling ................................          1,349             992           3,741           3,309
     Product sales:
         LPG distribution ........................         20,838          18,888          59,217          79,950
         Fertilizer ..............................          4,639           5,339          20,557          24,161
                                                     ------------    ------------    ------------    ------------
                                                           25,477          24,227          79,774         104,111
                                                     ------------    ------------    ------------    ------------
              Total revenues .....................         33,002          31,323         101,342         129,863
                                                     ------------    ------------    ------------    ------------

Costs and expenses:
     Cost of products sold:
         LPG distribution ........................         19,855          17,624          55,606          75,333
         Fertilizer ..............................          4,337           4,513          17,061          20,322
                                                     ------------    ------------    ------------    ------------
                                                           24,192          22,137          72,667          95,655
Expenses:
     Operating expenses ..........................          4,707           4,441          14,725          15,896
     Selling, general and administrative .........          1,579           1,783           4,953           5,757
     Depreciation and amortization ...............          1,140           1,054           3,356           3,062
                                                     ------------    ------------    ------------    ------------
         Total costs and expenses ................         31,618          29,415          95,701         120,370
                                                     ------------    ------------    ------------    ------------
         Operating income ........................          1,384           1,908           5,641           9,493
                                                     ------------    ------------    ------------    ------------

Other income (expense):
     Equity in earnings of unconsolidated
         entities ................................            766             245           2,236             943
     Interest expense ............................           (937)         (1,188)         (2,976)         (4,083)
     Other, net ..................................             21              12              36              53
                                                     ------------    ------------    ------------    ------------
         Total other income (expense) ............           (150)           (931)           (704)         (3,087)
                                                     ------------    ------------    ------------    ------------

         Income before income taxes ..............          1,234             977           4,937           6,406
Income taxes .....................................            485             365           1,818           2,355
                                                     ------------    ------------    ------------    ------------
     Net income ..................................            749             612           3,119           4,051
Owner's equity at beginning of period ............         21,128          17,519          18,758          14,080
                                                     ------------    ------------    ------------    ------------
Owner's equity at end of period ..................   $     21,877    $     18,131    $     21,877    $     18,131
                                                     ============    ============    ============    ============

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission.